EXHIBIT 99.1
                                                                    ------------

Accrued Interest Date:                                                                                     Collection Period Ending:
25-Aug-06                                                                                                                  31-Aug-06
Distribution Date:                              BMW VEHICLE OWNER TRUST 2004-A                                              Period #
25-Sep-06                                       ------------------------------                                                    28
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Balances
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                                                                      Initial         Period End
    Receivables                                               $ 1,500,120,934    $   367,866,676
    Reserve Account                                           $     9,683,915    $     7,449,165
    Yield Supplement Overcollateralization                    $    10,287,158    $     2,269,965
    Class A-1 Notes                                           $   313,000,000    $             0
    Class A-2 Notes                                           $   417,000,000    $             0
    Class A-3 Notes                                           $   470,000,000    $    75,762,935
    Class A-4 Notes                                           $   256,312,000    $   256,312,000
    Class B Notes                                             $    33,521,000    $    33,521,000

Current Collection Period
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    Beginning Receivables Outstanding                         $   394,399,930
    Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                     $    16,506,372
          Receipts of Pre-Paid Principal                      $     9,587,208
          Liquidation Proceeds                                $       267,326
          Principal Balance Allocable to Gross Charge-offs    $       172,348
       Total Receipts of Principal                            $    26,533,255

       Interest Distribution Amount
          Receipts of Interest                                $     1,496,625
          Servicer Advances                                   $             0
          Reimbursement of Previous Servicer Advances         ($       37,578)
          Accrued Interest on Purchased Receivables           $             0
          Recoveries                                          $        44,409
          Net Investment Earnings                             $        29,643
       Total Receipts of Interest                             $     1,533,100

       Release from Reserve Account                           $             0

    Total Distribution Amount                                 $    27,894,006

    Ending Receivables Outstanding                            $   367,866,676

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance   $       390,709
    Current Period Servicer Advance                           $             0
    Current Reimbursement of Previous Servicer Advance        ($       37,578)
    Ending Period Unreimbursed Previous Servicer Advances     $       353,131

Collection Account
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    Deposits to Collection Account                            $    27,894,006
    Withdrawals from Collection Account
       Servicing Fees                                         $       328,667
       Class A Noteholder Interest Distribution               $       936,323
       First Priority Principal Distribution                  $             0
       Class B Noteholder Interest Distribution               $        98,328
       Regular Principal Distribution                         $    26,346,237
       Reserve Account Deposit                                $        41,920
       Unpaid Trustee Fees                                    $             0
       Excess Funds Released to Depositor                     $       142,532
    Total Distributions from Collection Account               $    27,894,006

Accrued Interest Date:                                                                                     Collection Period Ending:
25-Aug-06                                                                                                                  31-Aug-06
Distribution Date:                              BMW VEHICLE OWNER TRUST 2004-A                                              Period #
25-Sep-06                                       ------------------------------                                                    28
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Excess Funds Released to the Depositor
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       Release from Reserve Account                           $             0
       Release from Collection Account                        $       142,532
    Total Excess Funds Released to the Depositor              $       142,532

Note Distribution Account
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    Amount Deposited from the Collection Account              $    27,380,888
    Amount Deposited from the Reserve Account                 $             0
    Amount Paid to Noteholders                                $    27,380,888

Distributions
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Monthly Principal Distributable Amount                        Current Payment     Ending Balance       Per $1,000         Factor
Class A-1 Notes                                               $             0    $             0    $        0.00          0.00%
Class A-2 Notes                                               $             0    $             0    $        0.00          0.00%
Class A-3 Notes                                               $    26,346,237    $    75,762,935    $       56.06         16.12%
Class A-4 Notes                                               $             0    $   256,312,000    $        0.00        100.00%
Class B Notes                                                 $             0    $    33,521,000    $        0.00        100.00%

    Interest Distributable Amount                             Current Payment         Per $1,000
Class A-1 Notes                                               $             0    $          0.00
Class A-2 Notes                                               $             0    $          0.00
Class A-3 Notes                                               $       227,193    $          0.48
Class A-4 Notes                                               $       709,130    $          2.77
Class B Notes                                                 $        98,328    $          2.93



Carryover Shortfalls
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                                                        Prior Period Carryover   Current Payment    Per $1,000
Class A-1 Interest Carryover Shortfall                        $        0         $        0         $        0
Class A-2 Interest Carryover Shortfall                        $        0         $        0         $        0
Class A-3 Interest Carryover Shortfall                        $        0         $        0         $        0
Class A-4 Interest Carryover Shortfall                        $        0         $        0         $        0
Class B Interest Carryover Shortfall                          $        0         $        0         $        0


Receivables Data
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                                                             Beginning Period      Ending Period
    Number of Contracts                                                34,186             33,049
    Weighted Average Remaining Term                                     25.18              24.24
    Weighted Average Annual Percentage Rate                             4.62%              4.61%

    Delinquencies Aging Profile End of Period                   Dollar Amount         Percentage
       Current                                                $   328,839,626             89.39%
       1-29 days                                              $    31,533,097              8.57%
       30-59 days                                             $     5,803,690              1.58%
       60-89 days                                             $       992,230              0.27%
       90-119 days                                            $       163,210              0.04%
       120-149 days                                           $       534,823              0.15%
       Total                                                  $   367,866,676            100.00%
       Delinquent Receivables +30 days past due               $     7,493,953              2.04%


    Write-offs
       Gross Principal Write-Offs for Current Period          $       172,348
       Recoveries for Current Period                          $        44,409
       Net Write-Offs for Current Period                      $       127,939

       Cumulative Realized Losses                             $     6,064,677


    Repossessions                                               Dollar Amount              Units
       Beginning Period Repossessed Receivables Balance       $     1,239,009                 69
       Ending Period Repossessed Receivables Balance          $     1,213,288                 68
       Principal Balance of 90+ Day Repossessed Vehicles      $       224,157                 13



Accrued Interest Date:                                                                                     Collection Period Ending:
25-Aug-06                                                                                                                  31-Aug-06
Distribution Date:                              BMW VEHICLE OWNER TRUST 2004-A                                              Period #
25-Sep-06                                       ------------------------------                                                    28
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Yield Supplement Overcollateralization
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    Beginning Period Required Amount                          $     2,456,982
    Beginning Period Amount                                   $     2,456,982
    Ending Period Required Amount                             $     2,269,965
    Current Period Release                                    $       187,017
    Ending Period Amount                                      $     2,269,965
    Next Distribution Date Required Amount                    $     2,090,601

Reserve Account
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    Beginning Period Required Amount                          $     7,449,165
    Beginning Period Amount                                   $     7,407,245
    Net Investment Earnings                                   $        29,643
    Current Period Deposit                                    $        41,920
    Current Period Release to Collection Account              $             0
    Current Period Release to Depositor                       $             0
    Ending Period Required Amount                             $     7,449,165
    Ending Period Amount                                      $     7,449,165

